Exhibit 10.6

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment, dated as of June 28, 2003 (this “Amendment”), is by and among Footstar, Inc. (the “Lead Borrower”) and Footstar Corporation (collectively, with the Lead Borrower, the “Borrowers”), the financial institutions named as parties hereto as lenders (the “Lenders”), Fleet National Bank, as swingline lender and as administrative agent (in such capacity, the “Administrative Agent”), Fleet Retail Finance Inc., as collateral agent (in such capacity, the “Collateral Agent”), Congress Financial Corporation and Wells Fargo Retail Finance, LLC, as syndication agents (in such capacity, the “Syndication Agents”) and JPMorgan Chase Bank, as documentation agent (in such capacity, the “Documentation Agent”).

WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Collateral Agent, the Syndication Agents and the Documentation Agent are parties to that certain Credit Agreement dated as of October 18, 2002 (as amended, extended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein without definition shall have the meanings assigned to them in the Credit Agreement.

WHEREAS, the Borrowers have requested (i) a temporary waiver of certain financial covenants applicable for the fiscal period ended June 28, 2003; (ii) certain modifications to the financial reporting covenants contained in the Credit Agreement; and (iii) a further extension of time by which they will be required to deliver to the Administrative Agent and the Lenders their quarterly and annual financial statements and corresponding Compliance Certificates pursuant to Sections 6.1(a), (b) and (c) of the Credit Agreement for the fiscal quarters ending September 28, 2002, March 29, 2003 and June 28, 2003 and the fiscal year ending December 28, 2002.

NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent agree as follows:

1. Temporary Waiver Under Credit Agreement. The Borrowers have informed the Administrative Agent that they will not know if they will meet the minimum Consolidated EBITDA required by Section 7.11(a) of the Credit Agreement for the two fiscal quarters ended June 28, 2003, until the restatement of the accounts payable, the retained earnings and net income of the Lead Borrower and its Subsidiaries for prior fiscal periods through September 28, 2002 (the “Accounting Restatement Matter”) is finalized. The Lenders hereby temporarily waive any Default or Event of Default existing or arising out of the Borrowers’ failure to comply with the provisions of Section 7.11(a) of the Credit Agreement as of and for the two fiscal quarter period ended June 28, 2003 until the earlier of the completion of the Accounting Restatement Matter or October 31, 2003.

2. Amendments to Credit Agreement.

(a) Section 6.1 of the Credit Agreement is hereby amended by adding the following new subsection immediately following Section 6.1(b) thereof:

“(b-1) within 45 days after the end of each fiscal month, the internally prepared unaudited consolidated and consolidating by division balance sheets and related statement of operations of the Borrowers and the internally prepared unaudited consolidated statement of cash flows of the Borrowers, each as of the end of and for such fiscal month and the elapsed portion of the fiscal year, together with a comparison to the results for the same period in the immediately preceding fiscal year, all certified by one of the Lead Borrower’s Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Borrowers on a consolidated basis and of each such division (if applicable) in accordance with GAAP consistently applied, subject to normal year end audit adjustments, the absence of footnotes, and the Accounting Restatement Matter;”

(b) The Administrative Agent and each of the Lenders hereby agree that the time by which the Borrowers shall be required to deliver their annual financial statements under Section 6.1(a) for the fiscal year ending December 28, 2002, their quarterly financial statements under Section 6.1(b), and the corresponding Compliance Certificates under Section 6.1(c) of the Credit Agreement, for the fiscal quarters ended September 28, 2002, March 29, 2003 and June 28, 2003, respectively, is hereby extended to the earlier of: (i) the date by which the Lead Borrower files with the Securities and Exchange Commission its Form 10Q reports for the fiscal quarters ended September 28, 2002, March 29, 2003 and June 28, 2003, respectively, and its Form 10K report for the fiscal quarter ended December 28, 2002, or (ii) October 31, 2003.

3. Conditions to Effectiveness. The extension contemplated by this Amendment shall become effective upon the satisfaction of the following conditions:

(a) the Administrative Agent shall have received counterparts hereof executed by each of the Required Lenders, the Administrative Agent and the Borrowers;

(b) all representations and warranties contained in this Amendment shall be true and correct in all material respects;

(c) no event shall have occurred and be continuing which constitutes an Event of Default or a Default (except as to the specific matters covered hereby); and

(d) the Borrowers shall have paid the fees agreed to be paid by the Borrowers in connection with this Amendment.

4. Reference to and Effect on the Loan Documents. On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as modified by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement,

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as modified by this Amendment. The Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

5. Specific Representations as to the Accounting Restatement Matter. Each of the Borrowers represents and warrants that the maximum potential impact to earnings with respect to the Accounting Restatement Matter does not and will not exceed $55,000,000 in the aggregate. In the event such maximum aggregate amount exceeds $55,000,000, such event shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement. Each of the Borrowers further represents and warrants that the Accounting Restatement Matter in the aggregate does not and will not negatively affect the Collateral or the Borrowing Base in any manner and except as specifically waived herein, none of the financial covenants set forth in Section 7.11 of the Credit Agreement will be breached with respect to the fiscal quarter ended September 28, 2002 or thereafter as a result of the Accounting Restatement Matter. In the event the Accounting Restatement Matter in the aggregate negatively affects the Collateral or the Borrowing Base or in the event any of such financial covenants are breached (except as specifically temporarily waived herein or as previously waived in writing) as a result of the Accounting Restatement Matter, the same shall constitute an Event of Default under Section 8.1(c) of the Credit Agreement.

6. Miscellaneous.

(a) Representations and Warranties. Each of the Borrowers represents and warrants that:

(i) it is duly organized, validly existing corporation in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Amendment and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment;

(ii) no consent of any other person, including, without limitation, shareholders, creditors or Subsidiaries of either of the Borrowers, and no action of, or filing with, any governmental or public body or authority, is required to authorize, or is otherwise required in connection with the execution, delivery and performance of, this Amendment;

(iii) this Amendment has been duly executed and delivered by a duly authorized officer on behalf of each of the Borrowers, and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as enforcement thereof may be subject to the effect of any applicable (A) bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (B) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

(iv) the execution, delivery and performance of this Amendment will not violate any law, statute or regulation applicable to either of the Borrowers or

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any order or decree of any court or governmental instrumentality applicable to it, or conflict with, or result in the breach of, or constitute a default under, any of its contractual obligations.

(b) No Waiver. Except as to the specific matters covered hereby, nothing herein contained shall constitute a waiver or be deemed to be a waiver, of any existing Default or Event of Default, and the Lenders and the Administrative Agent are entering into this Amendment without prejudice and hereby reserve all rights and remedies granted to them by the Credit Agreement, by the other Loan Documents, by law and otherwise.

(c) Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

(d) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAWS OF THE STATE OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

[Signature pages to follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers, as of the date first above written.

FOOTSTAR, INC., as a Borrower

By:	/s/ Stephen R. Wilson
	Name:	Stephen R. Wilson
	Title:	Executive Vice President and C.F.O.

FOOTSTAR CORPORATION, as a Borrower

By:	/s/ Stephen R. Wilson
	Name:	Stephen R. Wilson
	Title:	Executive Vice President and C.F.O.

Signature Page to Amendment No. 3 to Credit Agreement

FLEET NATIONAL BANK, as Administrative Agent and as Lender

By:	/S/ KEITH VERCAUTEREN
	Name:	Keith Vercauteren
	Title:	Vice President

FLEET RETAIL FINANCE INC., as Collateral Agent

By:	/S/ KEITH VERCAUTEREN
	Name:	Keith Vercauteren
	Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

BACK BAY CAPITAL FUNDING LLC

By:	/s/ Kristan M. O’Connor
	Name:	Kristan M. O’Connor
	Title:	Director

Signature Page to Amendment No. 3 to Credit Agreement

CONGRESS FINANCIAL CORPORATION

By:	/s/ Thomas Grabosky
	Name:	Thomas Grabosky
	Title:	First Vice President

Signature Page to Amendment No. 3 to Credit Agreement

WELLS FARGO FOOTHILL, INC.
(fka WELLS FARGO RETAIL FINANCE, LLC)

By:	/s/ EUNNIE KIM
	Name:	EUNNIE KIM
	Title:	ASST. VICE PRESIDENT

Signature Page to Amendment No. 3 to Credit Agreement

JPMORGAN CHASE BANK

By:	/s/ Dale A. Pensgen
	Name:	Dale A. Pensgen
	Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

THE CIT GROUP/BUSINESS CREDIT, INC.

By:	/s/ STEVEN SCHUIT
	Name:	STEVEN SCHUIT
	Title:	VICE PRESIDENT
TEAM LEADER

Signature Page to Amendment No. 3 to Credit Agreement

UPS CAPITAL CORPORATION

By:	/s/ Charles Johnson
	Name:	Charles Johnson
	Title:	SVP

Signature Page to Amendment No. 3 to Credit Agreement

AMSOUTH BANK

By:	/s/ Kathleen F. D’Angelo
	Name:	Kathleen F. D’Angelo
	Title:	Attorney-In-Fact

Signature Page to Amendment No. 3 to Credit Agreement

NATIONAL CITY BANK

By:	/s/ Thomas J. McDonnell
	Name:	Thomas J. McDonnell
	Title:	Senior Vice President

Signature Page to Amendment No. 3 to Credit Agreement

ORIX FINANCIAL SERVICES, INC.

By:	/s/ Andrew Kosowsky
	Name:	Andrew Kosowsky
	Title:	Vice President

Signature Page to Amendment No. 3 to Credit Agreement

SIEMENS FINANCIAL SERVICES, INC.

By:	/s/ NJ Ranmiso
	Name:	NJ Ranmiso
	Title:	SVP

Signature Page to Amendment No. 3 to Credit Agreement

ACKNOWLEDGEMENT AND CONSENT BY GUARANTORS

Each of the undersigned Guarantors does hereby acknowledge and consent to the execution, delivery and performance of the within foregoing Amendment, confirms the continuing effect of such Guarantor’s guarantee of the Obligations after giving effect to the foregoing Amendment, and agrees to the provisions of the within and foregoing Amendment.

Accepted and agreed to as of June 28, 2003 by the Facility Guarantors:

FOOTSTAR CENTER, INC.
FOOTACTION CENTER, INC.
ATHLETIC CENTER, INC.
FA HQ, INC.
FEET HQ, INC.
FWS I, INC.
FWS II, INC.
STELLAR WHOLESALING, INC.
FEET CENTER, INC.
MELDISCO H.C., INC.
APACHE-MINNESOTA THOM MCAN, INC.
MILES SHOES MELDISCO LAKEWOOD, COLORADO, INC.
MALL OF AMERICA FAN CLUB, INC.
NEVADA FEET, INC.
FEET OF COLORADO, INC.
LFD I, INC.
LFD II, INC.
LFD OPERATING, INC.
FOOTSTAR HQ, LLC
SHOE ZONE CENTER, INC.
LFD TODAY, INC.
ATHLETIC ATTIC OF TEXAS, INC. and each of their Subsidiaries, including all other Facility Guarantors

By: /S/ DONNA WANGENSTER
Duly Authorized Signatory as to all